UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)     November 19, 2003
                                                     --------------------------
                                                       (October 31, 2003)
                                                     --------------------------



 Commission   Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number   Address and Telephone Number                   Identification No.
-----------   --------------------------------------------   ------------------

 333-32170    PNM Resources, Inc.                                85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700

  1-6986      Public Service Company of New Mexico               85-0019030
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of October 2003 and 2002 and the ten months ended October 2003 and 2002 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                          Month Ended        Ten Months Ended
                                          October 31,           October 31,
                                     --------------------- ---------------------
                                        2003       2002       2003       2002
                                     ---------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                590        590      6,164      6,205
     Wholesale
         Long Term Sales                   350         53      2,143        722
         Forward Sales                     399        158      2,979      1,104
         Short Term Sales                  401        569      4,725      6,192
                                     ---------- ---------- ---------- ----------

         Total Wholesale Sales           1,150        780      9,847      8,018
                                     ---------- ---------- ---------- ----------

         Total Energy Sales              1,740      1,370     16,011     14,223
                                     ========== ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                              107        245      2,270      2,474
                                     ========== ========== ========== ==========

          CDD                               26          3      1,671      1,537
                                     ========== ========== ========== ==========


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC. AND
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                ------------------------------------------------
                                                   (Registrant)


Date:  November 19, 2003                        /s/ John R. Loyack
                                ------------------------------------------------
                                                  John R. Loyack
                                              Senior Vice President
                                           and Chief Financial Officer
                                 (Officer duly authorized to sign this report)


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